Exhibit 10.14(i)

FIFTH AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made by and between Samuel N. Hazen (the “Executive”) and HCA Healthcare, Inc., a Delaware corporation (the “Company”), effective as of January 1, 2019.

WITNESSETH:

WHEREAS, HCA Inc. previously entered into an Employment Agreement (the “Employment Agreement”) with the Executive dated November 16, 2006;

WHEREAS, on November 22, 2010, the Company completed a corporate reorganization pursuant to which the Company became the direct parent company of, and successor issuer to, HCA Inc. (the “Corporate Reorganization”);

WHEREAS, the Company assumed the Employment Agreement in connection with the Corporate Reorganization;

WHEREAS, the Employment Agreement was previously amended effective February 9, 2011, January 29, 2015, January 27, 2016 and November 14, 2016; and

WHEREAS, the Company and the Executive desire to further amend the Employment Agreement as provided herein.

NOW, THEREFORE, for the reasons set forth above, and other valid consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby amend the Employment Agreement as follows:

1.    Amendments. Section 2(a) of the Employment Agreement is deleted in its entirety and replaced with the following:

“a. During the Employment Term, Executive shall serve as the Chief Executive Officer of the Company. In such position, Executive shall have such duties, authority and responsibility as shall be determined from time to time by the Board of Directors which duties, authority and responsibility are consistent with those attendant to such position with the Company with respect to the business of the Company. Executive shall, if requested, also serve as a member of the Board of Directors of any affiliate of the Company, without additional compensation.”

2.    Certain Definitions. Capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as set forth in the Employment Agreement.

3.    Effect of Amendment. Except as modified hereby, the Employment Agreement shall remain unaffected and in full force and effect.

4.    Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which shall constitute but one document.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement, intending to be legally bound, as of the date first stated above.

HCA HEALTHCARE, INC.

By:	/s/ John M. Steele
Name:	John M. Steele
Title:	Senior Vice President and Chief Human Resource Officer

/s/ Samuel N. Hazen
Samuel N. Hazen